Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Daniel Okelo, Chief Executive Officer and Chief Financial Officer of Privacy and Value Inc. (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)The Annual Report on Form 10-K of the Company for the period ended July 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b)The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 11, 2025

/s/ Daniel Okelo

Daniel Okelo

President, Chief Executive Officer, Chief Financial Officer, and director